OTHER NON-CURRENT ASSETS, NET (Tables)	12 Months Ended
Dec. 31, 2024
OTHER NON-CURRENT ASSETS, NET
Schedule of other non-current assets, net

	December 31,
	2023	2024
	RMB	RMB
Other non-current assets:
Rent and property management deposits	22,683	21,668
Prepayment for equipment and leasehold improvement	2,831	803
Others	3,239	662
Total other non-current assets	28,753	23,133
Less: Impairment	—	(23,133)
Other non-current assets, net	28,753	—